Summary Prospectus
October 31, 2026

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	Institutional | FHHIX	R6 | FHHRX

Federated Hermes SDG Engagement High
Yield Credit Fund

A Portfolio of Federated Hermes Adviser Series
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedHermes.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedHermes.com, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2026, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking current income and long-term capital appreciation alongside positive societal impact.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes SDG Engagement High Yield Credit Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek current income and long-term capital appreciation alongside positive societal impact. The objective may be changed by the Fund’s Board of Trustees (the “Trustees”) without shareholder approval.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell Institutional Shares (IS) and Class R6 Shares (R6) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	IS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	IS	R6
Management Fee	0.60%	0.60%
Distribution (12b-1) Fee	None	None
Other Expenses	0.36%[1]	0.28%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.97%	0.89%
Fee Waivers and/or Expense Reimbursements[2]	(0.35)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.62%	0.57%
1
 The Fund may incur and pay certain service fees (shareholder services/account administration fees)
on its IS class of up to a maximum of 0.25%. No such fees are expected to be incurred and paid by the IS class of the Fund. The IS class of the Fund will not incur and pay such fees until such time as approved by the Trustees.

2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective November 1, 2026, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, if any) paid by the Fund’s IS class and R6 class (after the voluntary waivers and/or reimbursements) will not exceed 0.61% and 0.56% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2027; or
(b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the
Termination Date with the approval of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your cost would be:
Share Class	1 Year	3 Years	5 Years	10 Years
IS	$99	$309	$536	$1,190
R6	$91	$284	$493	$1,096
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its investment objective by investing primarily in a diversified portfolio of high-yield fixed-income securities (also known as “junk bonds”), which include debt securities issued by U.S. or foreign businesses (including emerging market debt securities). The Fund’s investment adviser or sub-adviser (as applicable, the “Adviser”) selects securities that it believes have attractive risk-return characteristics. The Adviser’s securities selection process includes an analysis of the issuer’s financial condition, business and product strength, competitive position and management expertise. The Adviser does not limit the Fund’s investments to securities of a particular maturity range or duration.

In managing the assets of the Fund, the Adviser will seek to invest in securities that, in its view, provide the potential for current income and long-term capital appreciation while also contributing to positive societal impact aligned to the United Nations Sustainable Development Goals (the “UN Sustainable Development Goals”)1 (as outlined in further detail below). It will do so by performing bottom-up fundamental analysis of financial criteria such as balance sheet quality, franchise value (i.e., brand strength and sustainability of the business model) and quality of management. This fundamental, bottom-up analysis of individual credit will be used to generate returns through anticipated price changes. At the same time, the Adviser will analyze securities to seek to identify whether their market price is reflective of the value of the issuer of the securities (as determined by the fundamental analysis outlined above and when taking market news into account). In addition, the Adviser intends to use a wider analysis of general economic conditions for portfolio risk management purposes. The Adviser intends to diversify the Fund’s portfolio across different geographic regions and industries.
1
 Please refer to https://sustainabledevelopment.un.org/?menu=1300 for further information on the United Nations Sustainable Development Goals.

The Adviser will use the UN Sustainable Development Goals and targets as a framework for identifying, and articulating positive impact opportunities within the companies it chooses to invest. In addition to quantitative financial indicators and metrics, qualitative criteria will include assessment of company management competence, integrity, vision and potential.
The Adviser will utilize bottom-up analysis of companies’ respective business activities and products to identify those, in the Adviser’s view, with the best opportunity for improvement in areas related to governance, environmental and social topics.
The Adviser generally seeks to engage, directly or by utilizing an affiliate, with a majority of issuers whose securities are held in the Fund’s portfolio; however, the Fund may invest without engagement where, in the Adviser’s view, the issuer sufficiently aligns with the UN Sustainable Development Goals based on an evaluation of such issuer’s individual SDG profile. Engagement can be described as periodic, structured, collaborative, and objective-driven dialogue with issuers on material governance, environmental and social topics.
The Fund will not be subject to any limitation on the types of companies in which it may invest (either in terms of industry or focus) so long as these companies are viewed by the Adviser to provide the potential for current income and long-term capital appreciation while also offering potential to contribute to positive societal impact aligned to the UN Sustainable Development Goals. The Fund will, however, exclude companies that generate revenue from the manufacture of tobacco or controversial weapons, or by providing either an essential and/or tailor-made product or service to the manufacturers of controversial weapons. Controversial weapons may include anti-personnel mines, cluster munitions, depleted uranium, nuclear weapons, white phosphorous and chemical and biological weapons. The Fund may, from time to time, have larger allocations to certain broad market sectors in attempting to achieve its investment objective.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investments(s) underlying the derivative or hybrid instrument. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund that provide investment exposure to investments suggested by the Fund’s name are included within the Fund’s 80% policy and are calculated at notional value.
Under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in fixed-income investments rated below investment grade which in the Adviser’s view also provides the potential for contributing to positive societal impact aligned to the United Nations Sustainable Development Goals. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
■ Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
■ Risks of Investing for UN Sustainable Development Goals. The Fund’s strategy is to target companies the Adviser believes will contribute positive societal impact aligned to the UN Sustainable Development Goals. The Fund may underperform funds that do not have such a strategy.

■ Counterparty Risk. Counterparty risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Global economic, political and financial conditions, including geopolitical events and other tensions, wars, sanctions and terrorism, government shutdowns, cybersecurity events, bank failures, elevated levels of public debt and deficits, legislative changes or shifts in fiscal or monetary policy or reform, industry or economic trends and developments, grid congestion or capacity constraints, labor strikes and supply chain disruptions, technological developments, natural disasters or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on the economies of many nations, including the U.S., and financial markets generally and cause the Fund to experience volatility, illiquidity, loss of value, shareholder redemptions, and/or other potentially adverse effects. Among other investments, lower-grade bonds and loans may be particularly sensitive to changes in the economy.
■ Liquidity Risk. The noninvestment-grade securities in which the Fund may invest may not be readily marketable and may be subject to greater fluctuations in price than other securities. Additionally, certain equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Also, market growth at rates greater than dealers’ capacity to make markets, as well as regulatory changes or certain other developments, can reduce dealer inventories of securities (such as corporate bonds), which can further constrain liquidity and increase price volatility. Additionally, there is a possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. High levels of shareholder redemptions in response to market conditions also may increase liquidity risk and may negatively impact Fund performance.
■ Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■ Leveraged Company Risk. Securities of companies that issue below investment grade debt or “junk bonds” (i.e., leveraged companies) may be more volatile, be more sensitive to adverse issuer, political, market or economic developments and have limited access to additional capital than securities of other, higher quality companies or the market as a whole, which can limit their opportunities and ability to weather challenging business environments. Companies that experience a decrease in credit quality or that have lower-quality debt or highly leveraged capital structures may undergo difficult business circumstances and face a greater risk of liquidation, reorganization or bankruptcy than other companies.
■ Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies and national governments, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
■ Currency Risk. Exchange rates for currencies fluctuate daily. The value of the Fund’s foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
■ European Union and Eurozone Related Risk. A number of countries in the European Union (EU), including certain countries within the EU that have adopted the euro (Eurozone), have experienced, and may continue to experience, severe economic and financial difficulties. Additional countries within the EU may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■ Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
■ Sector Risk. The Fund may allocate relatively more assets to certain industry sectors than to others; therefore, the Fund performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
■ Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Securities markets within emerging market countries may experience low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries. There may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, and financial reporting standards comparable to those to which U.S. companies are subject.
■ Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
■ Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s IS class total returns on a calendar year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information with a broad-based securities market index. The Fund’s performance is also compared to a secondary index to show how the Fund’s performance compares with the returns of an index with similar investments. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com or by calling 1-800-341-7400.

The Fund’s IS class total return for the nine-month period from January 1, 2026 to September 30, 2026, was (0.09)%.
Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 12.14% (quarter ended June 30, 2020). Its lowest quarterly return was (14.16)% (quarter ended March 31, 2020).
Average Annual Total Return Table
The Fund’s R6 class commenced operations on June 11, 2021. For the periods prior to commencement of operations of the Fund’s R6 class, the performance information shown below is for the Fund’s IS class. The performance of the IS class has not been adjusted to reflect the expenses applicable to the R6 class since the R6 class has a lower expense ratio than the expense ratio of the IS class. In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s IS class to illustrate the effect of federal taxes on Fund returns. After tax returns are shown only for IS class and after tax returns for R6 class will differ from those shown below for IS class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs such as a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

(For the Period Ended December 31, 2025)
Share Class	1 Year	5 Years	Since Inception
IS:
Inception Date:			09/26/2019
Return Before Taxes	8.32%	3.52%	4.57%
Return After Taxes on Distributions	5.95%	1.64%	2.75%
Return after Taxes on Distributions and Sale of Fund Shares	4.89%	1.91%	2.75%
R6:
Inception Date:			06/11/2021
Return Before Taxes	8.36%	3.57%	4.61%
Bloomberg Global Aggregate Index[1] (reflects no deduction for fees, expenses or taxes)	8.17%	(2.15)	(0.26)%
ICE BofA Global High Yield Constrained USD Hedged Index[2] (reflects no deduction for fees, expenses or taxes)	8.45%	4.09%	4.76%
Lipper Global High Yield Funds Average[3] (reflects no deduction for fees, expenses or taxes)	7.96%	3.71%	4.09%
1
 The Bloomberg Global Aggregate Index is a measure of global investment-grade debt from twenty-eight local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
2
 The ICE BofA Global High Yield Constrained USD Hedged Index contains all securities in the ICE
BofA Global High Yield Index but caps issuer exposure at 2%.
3
 Lipper figures represent the average of the total returns reported by all funds designated by
Lipper, Inc., as falling into the respective category indicated. They do not reflect sales charges.
Fund Management
The Fund’s Investment Adviser is Federated Investment Management Company and the Fund’s Sub-Adviser, an affiliate of the Investment Adviser, is Hermes Investment Management Limited.
Mitch Reznick, CFA, Group Head of Fixed Income - London, Head of Sustainable Fixed Income and Co-Portfolio Manager, has been the Fund’s portfolio manager since inception in September 2019.
Nachu Chockalingam, CFA, Senior Portfolio Manager, Head of London Credit and Co-Portfolio Manager, has been the Fund’s portfolio manager since October 2020.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

IS Class
The minimum initial investment amount for the Fund’s IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
R6 Class
There are no minimum initial or subsequent investment amounts required. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
IS Class
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
R6 Class
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
IS Class
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
R6 Class
Class R6 Shares do not make any payments to financial intermediaries, either from Fund assets or from the investment adviser and its affiliates.

Federated Hermes SDG Engagement High Yield Credit Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-23259
CUSIP 31423A556
CUSIP 31423A549
Q454726 (10/26)
© 2026 Federated Hermes, Inc.